UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 23, 2017

BEL FUSE INC.
(Exact Name of Registrant as Specified in its Charter)

NEW JERSEY	0-11676	22-1463699
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

206 Van Vorst Street, Jersey City, New Jersey	07302
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (201) 432-0463

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[       ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with previous announcements, Colin Dunn, Vice President of Finance of Bel Fuse Inc., a New Jersey corporation ("Bel" or the "Company"), retired effective May 23, 2017, the date of the Company's 2017 Annual Meeting of Shareholders, and Craig Brosious was named Vice President of Finance, Treasurer and Secretary of the Company, effective May 24, 2017.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 23, 2017, the Company held its Annual Meeting of Shareholders, for which the Board of Directors solicited proxies.  At the Annual Meeting, the shareholders voted on the following proposals, as described in the Company's definitive proxy materials filed with the SEC on April 11, 2017.

As indicated in the Company's proxy statement, holders of record of the Company's Class A Common Stock at the close of business on March 28, 2017 (the record date fixed by the Board of Directors) were entitled to receive notice of, and to vote at, the Annual Meeting.  At the close of business on the record date, there were 2,174,912 shares of Class A Common Stock outstanding.  However, as a result of protective provisions in the Company's Certificate of Incorporation described in the proxy statement, the voting rights of one shareholder of the Company, GAMCO Investors, Inc. et. al. ("GAMCO"), which beneficially owned 503,600 shares of Class A Common Stock on the record date, were suspended and were not entitled to vote at the Annual Meeting.  Accordingly a total of 1,671,312 shares of Class A Common Stock were entitled to vote at the Annual Meeting, each of which was entitled to one vote on all matters.

A total of 1,559,035 shares of Class A Common Stock were represented in person or by proxy at the Annual Meeting.  The voting results from the Annual Meeting are as follows:

Proposal 1:  The election of three persons, named in the proxy statement, to serve as directors for three-year terms, and the election of one director, named in the proxy statement, to serve as director for a two-year term.  The following is a list of the directors elected at the Annual Meeting and the number of votes For and Withheld, as well as the number of Broker Non-Votes:

Name	For	Withheld	Broker Non-Votes
Avi Eden	1,144,093	180,300	234,642
Robert H. Simandl	1,146,603	177,790	234,642
Norman Yeung	1,318,393	6,000	234,642
Vincent Vellucci	1,319,811	4,582	234,642

Proposal 2: The ratification of the designation of Deloitte & Touche LLP to audit the Company's books and accounts for 2017. This proposal was approved by the following votes (there were no Broker Non-Votes):

For	Against	Abstentions
1,554,730	0	4,305

Proposal 3: The approval, on an advisory basis, of the executive compensation of the Company's named executive officers as described in the proxy statement. This proposal was approved by the following votes:

For	Against	Abstentions	Broker Non-Votes
1,310,507	12,586	1,300	234,642

Proposal 4:  The vote, on an advisory basis, on how often the Company will conduct an advisory vote on executive compensation.  The vote on this proposal was as follows:

Every One Year	Every Two Years	Every Three Years
1,202,597	1,355	119,276

Abstentions	Broker Non-Votes
1,165	234,642

The Company intends to hold the advisory vote on executive compensation on an annual basis.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2017	BEL FUSE INC.
(Registrant)

By:	/s/Daniel Bernstein
Daniel Bernstein
President and Chief Executive Officer